Exhibit 10.15

1111 South Arroyo	Memorandum
Pasadena, California 91105
USA
Main - 626.578.3500
FAX - 626.578.6894

Date	March 24, 2005

To	Tom Hammond

From	Craig Martin

Subject	UK Assignment

This memo serves as a correction and addendum to your Assignment Letter dated February 16, 2005.

1.	Your assignment began on January 22, 2005.

2.	The duration of your assignment will be at least 18 months, subject to change by mutual agreement.

Please call me if you have any questions.

/s/ Craig L. Martin
Craig L. Martin
President and CEO